December 2021 Investor Presentation Exhibit 99.2

Cautionary Statement Regarding Forward-Looking Statements This presentation does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of PHX Minerals Inc. (“PHX” or the “Company”). No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom. Cautionary Statement Regarding Forward-Looking Statements This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included in this presentation that address activities, events or developments that PHX Minerals Inc. (“PHX” or the “Company”) expects, believes or anticipates will or may occur in the future are forward looking statements. The words “anticipates”, “plans”, “estimates”, “believes”, “expects”, “intends”, “will”, “should”, “may” and similar expressions may be used to identify forward-looking statements. Forward-looking statements may include, but are not limited to, statements relating to: our ability to execute our business strategies; the volatility of realized natural gas and oil prices; the level of production on our properties; estimates of quantities of natural gas, oil and NGL reserves and their values; general economic or industry conditions; legislation or regulatory requirements; conditions of the securities markets; our ability to raise capital; changes in accounting principles, policies or guidelines; financial or political instability; acts of war or terrorism; title defects in the properties in which we invest; and other economic, competitive, governmental, regulatory or technical factors affecting our properties, operations or prices. Although the Company believes the expectations reflected in these and other forward-looking statements are reasonable, the Company can give no assurance such statements will prove to be correct. Such forward-looking statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company. These forward-looking statements involve certain risks and uncertainties that could cause the results to differ materially from those expected by the Company’s management. Information concerning these risks and other factors can be found in the Company’s filings with the Securities and Exchange Commission, including its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, available on the Company's website or the SEC’s website at www.sec.gov. Readers are cautioned that any such statements are not guarantees of future performance and that actual results or developments may differ materially from those projected in the forward-looking statements. The forward-looking statements in this presentation are made as of the date hereof, and the Company does not undertake any obligation to update the forward-looking statements as a result of new information, future events or otherwise. Use of Non-GAAP Financial Information This presentation includes certain non-GAAP financial measures. Adjusted EBITDA and discretionary cash flow are supplemental non-GAAP measures that are used by management and external users of our financial statements, such as industry analysts, investors, lenders and rating agencies. PHX defines “Adjusted EBITDA” as net income (loss) plus interest expense, provision for impairment, depreciation, depletion and amortization of properties and equipment, including amortization of other assets, provision (benefit) for income taxes and unrealized (gains) losses on derivative contracts. PHX defines “discretionary cash flow” as Adjusted EBITDA minus interest expense plus gain on sale. PHX references Adjusted EBITDA and discretionary cash flow in this presentation because it recognizes that certain investors consider Adjusted EBITDA and discretionary cash flow useful means of measuring our ability to meet our debt service obligations and evaluating our financial performance. Adjusted EBITDA and discretionary cash flow have limitations and should not be considered in isolation or as a substitute for net income, operating income, cash flow from operations or other consolidated income or cash flow data prepared in accordance with GAAP. Because not all companies use identical calculations, the Company’s calculations of Adjusted EBITDA or discretionary cash flow may not be comparable to similarly titled measures of other companies. Oil and Gas Reserves The SEC generally permits oil and gas companies, in filings made with the SEC, to disclose proved reserves, which are reserve estimates that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions, and certain probable and possible reserves that meet the SEC’s definitions for such terms. The Company discloses only estimated proved reserves in its filings with the SEC. The Company’s estimated proved reserves as of September 30, 2020, referenced in this presentation were prepared by DeGolyer and MacNaughton, an independent engineering firm, and comply with definitions promulgated by the SEC. Additional information on the Company’s estimated proved reserves is contained in the Company’s filings with the SEC.

Investment Considerations Strategy of growth via accretive mineral acquisitions Growth underpinned by complete technical evaluation Attractive valuation relative to mineral focused peer group Sector dislocation provides opportunity to leverage public currency to scale Seasoned management and technical team Actively pursue high-quality positions in the highly fragmented minerals space Minimal incremental G&A required to meaningfully scale Acquisitions underpinned by technical expertise, engineering, and geology Target geologic / economic attributes that will attract development capital Attractive EBITDA and cash flow multiples Strong free cash flow yield Low leverage Ample supply of private minerals assets seeking monetization Limited capital market options for sellers seeking an exit Management and Board have extensive experience and relationships throughout the MidContinent Proven track record of creating value through technically driven analysis 3

Company Overview By Volume By PV-10 Key Statistics Q4 ‘21 Production (MMcfe/d)2 Net Mineral Acres (000s)1 252 77.4 24.04 Proved Reserve Split 6 Source: Company information and Enverus 1 As of 9/30/2021 proforma acquisition and divestiture completed through 11/23/2021 2 As of 9/30/2021 3 See Slide 19 for non-GAAP reconciliation 4 PROB and POSS inventory based on D&M prepared reserve report as of fiscal YE2021 pro forma for acquisitions and divestitures completed through 11/23/2021 5 Provided by Enverus as of 11/15/2021 6 Proved Reserves per 9/30/21 D&M YE21 report, using 9/30/21 effective date, proforma acquisitions and divestitures completed through 11/23/2021, 11/15/21 strip price of WTI/HH 2021: $80.88/$5.02, 2022: $74.53/$4.229, 2023: $68.41/$3.56, 2024: $65.05/$3.22, 2025: $62.58/$3.08, 2026: $60.82/$3.05, 2027: $59.69/$3.12, 2028: $59.31/$3.22, 2029: $59.19/$3.27, 2030: $59.19/$3.37, 2031: $59.53/$3.44, 2032+: $59.82/$3.51. 24.04 Net Mineral Acres2 251,925 Average Net Interest on Producing Royalty Wells1 0.65% 4Q21 Net Production (MMcfe/d)2 24.04 4Q21 Adjusted EBITDA ($mm)3 4.1 Gross Wells on Production1 6,819 Gross WIPs1 86 Gross Active Permits1 33 Gross Additional Undrilled Locations4 2,110 Gross Rigs Running on PHX acreage5 15 Gross Rigs Running Within 2.5 miles of PHX acreage5 73 50% 50% 39% 61% royalty interest working interest 4

Diversified Mineral Position Over 70%1 of PHX’s net mineral position is currently unleased Provides opportunity to generate additional cash flow from lease bonus payments and royalties without spending additional capital PHX has an active program in place to lease available acres A diversified portfolio of minerals acts as a call option on several prospective plays & zones Source: Company information As of 9/30/2021 proforma acquisition and divestiture completed through 11/23/2021 As determined by Wells in Progress & Permits Top Operators of PHX Minerals2 1 2 5 PHX PRODUCING MINERALS PHX UNLEASED MINERALS PHX LEASEHOLD PHX OWNERSHIP COUNTIES PERMIAN BASIN SCOOP/STACK BAKKEN/THREE FORKS FAYETTEVILLE ARKOMA STACK HAYNESVILLE 70% 25% 5% %Producing %Leased But Not Producing %Unleased

Inventory by Basin Gross Undeveloped Locations Note: Inventory based on D&M prepared reserve report as of fiscal YE2021 pro forma for acquisitions and divestiture completed through 11/23/2021 1 Average net interest on producing royalty wells 2 Wells in progress & permits are as of 9/30/2021 proforma for acquisition and divestitures completed through 11/23/2021 3 PROB locations are beyond SEC 5 year rule and not related to expected well performance or incremental risk 4 Other undeveloped inventory is largely comprised of Western Anadarko Assets Gross Undeveloped Locations Gross Sub-region PDP Wells Average NRI1 Wells In Progress2 Permits2 PROB3 POSS Contingent SCOOP 708 0.35% 41 13 865 373 211 STACK 342 0.52% 8 6 181 65 272 Haynesville 138 0.61% 26 0 220 0 0 Bakken 560 0.29% 2 5 216 9 77 Arkoma Stack 267 0.76% 3 4 98 83 129 Permian 123 2.14% 3 0 0 0 4 Fayetteville 1,071 0.47% 0 0 0 0 475 Other4 3,610 0.82% 3 5 0 0 12 Total 6,819 0.65% 86 33 1,580 530 1,180 3% 1% 35% 46% 15% 9% 14% 1% 44% 16% 7% 9% 3,420 WIP Permits PROB POSS Contingent SCOOP STACK Haynesville Bakken Arkoma Stack Permian Fayetteville Other 6

Reserves Summary

Reserve Category	PV-10 Value ($mm) SEC[1]	Strip[2,5]	$80 / $5.00[3,5]
PDP	$86.8	$105.7	$154.3
PUD	9.7	12.1	16.4
Total Proved Reserves	**$96.5**	**$117.8**	**$170.7**
Probable[4]	78.2	87.3	126.9
Possible[4]	19.4	21.3	30.8
Total 3P Reserves	**$194.1**	**$226.4**	**$328.4**

SEC Pricing [1]


5%
10%
45%
$194
40%

Strip Pricing[2]


5%
9%
47%
$226
39%

$80/$5.00 Flat Pricing[3]


5%
9%
47%
$328
39%

■ PDP ■ PUD ■ Probable ■ Possible

[1] Proved Reserves per 9/30/21 D&M YE21 report, Probable/Possible per 9/30/21 D&M YE21 report using 9/30/21 effective date; 9/30/21 SEC price deck of $56.51 per bbl of oil, $20.58 per bbl of NGL, $2.79 per mcf of gas (proved volume weighted average price)
[2] Proved Reserves per 9/30/21 D&M YE21 report, Probable/Possible per 9/30/21 D&M YE21 report using 9/30/21 effective date, 11/15/21 strip price of WTI/HH 2021: $80.88/$5.02, 2022: $74.53/$4.229, 2023: $68.41/$3.56, 2024: $65.05/$3.22, 2025: $62.58/$3.08, 2026: $60.82/$3.05, 2027: $59.69/$3.12, 2028: $59.31/$3.22, 2029: $59.19/$3.27, 2030: $59.19/$3.37, 2031: $59.53/$3.44, 2032+: $59.82/$3.51. Proved Reserves per 9/30/21 D&M YE21 report,
[3] Probable/Possible per 9/30/21 D&M YE21 report using 9/30/21 effective date, flat price deck of $80.00 WTI /$5.00 HH utilized for all reserve categories
[4] Probable and Possible locations scheduled out approximately 15 years
[5] Proforma acquisitions and divestitures completed through 11/23/2021

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Acquisition History – SCOOP / STACK Proven Track Record of Sourcing and Executing Acquisitions in Various Market Conditions Source: Company information At time of respective acquisition Enverus active rigs as of 11/15/2021 Closed Deals – FY 2021 through 11/15/21 Acquisitions Acquisitions in areas of highest rock quality controlled by best in-class operators with solvent balance sheets Acquisitions targeting an equal blend of PDP, WIPs and Undeveloped locations Proven Track Record of Sourcing and Executing Acquisitions in Various Market Conditions DATE PRICE, $M NRA NET PROD (MCFE/d) 1 GROSS UNDEVELOPED/WIPs 1 OCT-20 2,350 297 110 97 / 21 APR-21 10,939 2,514 475 589 / 17 SEP-20 169 21 0 59 / 0 OCT-20 1,216 220 1 21 / 1 14,674 3,052 1 2 8 PHX Acquisitions OCT-20 APR-21 SEP-21 OCT-21 8

Acquisition History - Haynesville Proven Track Record of Sourcing and Executing Acquisitions in Various Market Conditions Source: Company information At time of respective acquisition Enverus active rigs as of 11/15/2021 Closed Deals – FY 2021 through 11/15/21 Acquisitions DATE PRICE, $M NRA NET PROD (MCFE/d) 1 GROSS UNDEVELOPED/WIPs 1 Oct-20 3,908 409 659 24/20 Nov-20 750 184 200 21/9 Dec-20 1,000 142 130 0/12 Jun-21 1,000 131 0 0/2 Jun-21 1,312 262 17 12/8 Sep-21 163 34 0 5/0 Sep-21 7,249 817 67 156/8 Nov-21 1,691 116 0 9/7 Nov-21 641 103 49 11/0 17,714 2,198 1 2 9 PHX Acquisitions OCT-20 NOV-20 DEC-20 JUN-21 SEP-21 NOV-21 9

SCOOP & STACK Activity

Ovintiv
"Cube Development"

- SCOOP-STACK #1 FCF Generating Asset[3A]; 2021 CAPEX $300 - $325 MM[3B]
- 2 Rigs Planned throughout 2021[3B]
- 7 Permits, 16 WIPs
- STACK wells drilled and completed for under $5 MM[3B]

Devon / Dow JV
Row Development

- Initial wells exceed pre-drill costs and well performance[4C]. Partnership is evaluating additional activity in 2022
- Planning 30 Well Spuds in 2021[4B]
- Running 2 Operated Rigs[4], 2 Active Permits, 17 WIPs (4 on PHX)

CLR
SpringBoard I

- 78 Woodford Producers[5A]
- 46 Completed in 2020 – performing in-line with Type Curve projections from 3Q2019[3B]
- ~50% Undeveloped Locations Remaining[5B]

CLR
SpringBoard IV

- Strategic shift to gas-weighted assets in 2H2020[5A]
- Planning on 22 gas-weighted wells on-line in 2021[5A]
- 16 Wells drilled YTD, 4 Active Rigs

SCOOP & STACK L24 Months Activity[1,2]



L24 Date of 1st Production[2]
L24 Date Spud[2]
L24 Date Permitted[2]
Normal Pressure
Over Pressure
STACK
MERGE
SpringBoard I, II
SCOOP
SpringBoard IV
SpringBoard III
ARDMORE
MARIETTA

- 949[1] gross wells have commenced operations in the L24 months[2]
  - 495 Active Producers
  - 415 WIPs DUCs & Awaiting 1st Prod
  - 39 Drilling

CLR
SpringBoard III

- ~33,000 Net Acres, ~70% WI and up to 260 Operated undeveloped locations[5A]
- Strategic Bolt-On Acquisition of 19,500 acres for ~$200MM[5A]
- SpringBoard III & IV Sycamore & Woodford delineation wells outperforming 1.5 MMBOE Woodford Type Curve Projections[5B]
- 17 Wells Drilled in FY 2021
- 0 Active Rigs, 4 Remaining DUCs

Source: Company info and Enverus

1. Source – Enverus; Accessed 9/30/2021
2. Wells with a permit date, spud date or date of 1st production in the 24 months from 9/30/2019 to 9/30/2021 – Note Permitted count reflects Active Permits YET to be drilled
3. 3A Ovintiv March 2021 IR Presentation; 3B Ovintiv September 2020 IR
4. 4A Devon February 2021 IR Presentation; 4B Q3 2021 IR Earnings Presentation; 4C Q3 2021 Earnings Release
5. 5A Continental Resources 11/2020 IR; 5B Continental Resources 02/2021 IR

PHX MINERALS

10

Key Statistics1 Top Operators6 Net Mineral Acres1 7,031 2.3 Core NMA3 Prod.2 Portfolio Contribution PHX SCOOP Position Net Production (MMcfe/d)2 Note: As of 11/23/2021 As of 9/30/2021 Excludes open acreage Undeveloped Locations consists of PROB and POSS locations Provided by Enverus as of 11/15/2021 As determined by Wells in Progress & Permits 1 2 3 4 5 6 11 Permits on File 13 Wells on Production (Gross / Net) 708 / 3.88 Wells in Progress (Gross / Net) 41 / 0.04 Undeveloped Locations4 1,238 Rigs Running on PHX Acreage5 7 Rigs Running Within 2.5 miles of PHX Acreage5 19 Portfolio Contribution 29% 7% 7,031 64% 45% 2.3 28% 27% Oil NGL Gas Producing Leased But Not Producing Open 93% 7% 91% 9% Core NMA3 prod.2 11

Springboard III Area of Interest

- In November 2020, Continental Resources announced the "Strategic Acquisition" of Casillas Petroleum - 19,500 NMA for $200MM[6]
- Assume Continental will drill Springboard III at a similar pace to SpringBoard I (154 wells over 3 years)
- Selected key operators: Continental Resources, Camino, Ovintiv
- Targeted zones include the Mississippi Sycamore and the Woodford Shale

- PHX Ownership[1,2] : 1,622 Net Mineral Acres/2,087 Net Royalty Acres
- Gross Wells In Progress[3]: 8
- Gross Active Permits[4]: 2
- Gross Active Rigs[5]: 2

1st SYCAMORE SPACING & DENSITY UNIT

- Operated by Cheyenne Petroleum
- Currently drilling 4 well density pilot targeting the Sycamore



SpringBoard III
1N 5W
1N 4W
1N 3W
1N 2W
Stephens
Garvin
Carter
1S 5W
1S 4W
1S 3W
1S 2W
2S 4W
2S 3W
2S 2W
Rig
Permits
WIPs
April
September
October
PHX Legacy Ownership

Source: Company info and Enverus
1 As of 11/23/2021
2 Includes open and unleased minerals (non-op working interest via well participation); the Net Royalty Acres (NRA) for open and unleased minerals are determined by evaluating the fair market value and/or the governing agreement between the mineral owner and Operator/State regulatory commission
3 Wells spud and drilled but not completed over last 24 months
4 Active natural gas and oil active horizontal permits filed in last twelve months with no spud date. Permits are valid for 18 months and extendable by an additional 6 months
5 Data from Enverus as of 11/15/2021
6 Continental Resources 11/2020 Presentation

PHX MINERALS

12

Springboard III Activity Note: Continental Resources February 2021 Presentation Sourced from Enverus, Accessed 11/15/2021 SPRINGBOARD III SYCAMORE 4 WELL DSU 1,320’ SPACING Recent Well Results Woodford Gross Thickness WOODFORD 8 WELL DSU 660’ SPACING MAP # WELL PROD. ZONE CUM (MBOE6) # MONTHS PROD Brian 27-34 S1H Sycamore 125 5 Sundance Kid 0104 26-35-1MXH Sycamore 74 2 Skeet 17-20 LW1H Lower Woodford 330 20 Gus McCrea 01S04W 16-21-1MH Sycamore 370 12 Amsterdam 1-35-26XHW Woodford 71 3 Liberty 1-18-19XHW Woodford 169 5 Essex 1R-12-13XHW Woodford 168 5 Current Well Spacing & Density Supported by Volumetrics 1,320’ apart 4 wells / unit 880’ apart 6 wells / unit SYCAMORE WOODFORD 1 2 13

Key Statistics1 Top Operators6 Net Mineral Acres1 1,449 2.9 Core NMA3 Portfolio Contribution Haynesville Position Net Production (MMcfe/d)2 Prod.2 Note: As of 11/23/2021 As of 9/30/2021 Excludes open acreage Undeveloped Locations consists of PROB and POSS locations Provided by Enverus as of 11/15/2021 As determined by Wells in Progress & Permits Permits on File 0 Wells on Production (Gross / Net) 138 / 0.69 Wells in Progress (Gross / Net) 26 / 0.20 Undeveloped Locations4 220 Rigs Running on PHX Acreage5 6 Rigs Running Within 2.5 miles of PHX Acreage5 16 1 2 3 4 5 6 14 Portfolio Contribution Core NMA3 Prod.2 99% 1% 88% 12% 1,449 2.9 100% 100% Reducing Leased But Not Producing Open Oil NGL Gas

Caddo Parish Area of Interest Selected key operators: Goodrich/Paloma, Chesapeake and Comstock Targeted zone is the Haynesville Shale PHX Ownership1: 409 Net Mineral Acres / 637 Net Royalty Acres Gross Wells In Progress2: 38 Gross Active Permits3: 27 Source: Company info and Enverus As of 11/23/21 Wells spud and drilled but not completed over last 24 months Active natural gas and oil active horizontal permits filed in last twelve months with no spud date. Permits are valid for 18 months and extendable by an additional 6 months Data from Enverus as of 11/15/2021 1 2 3 4 15 PALOMA BAREMORE EST 11H 001 & 002-ALT 1st Production: 7/2021 Lateral Length: 4,500’ Proppant Intensity: 4,000 LBS/FT 90 Day Cum: 1.5 BCF/well Norm. 1st 3mo: 0.33 BCF/1,000FT PHX High NRI Acquisitions

Key Statistics1 Top Operators6 Net Mineral Acres1 5,814 4.1 Core NMA3 Portfolio Contribution STACK Position Net Production (MMcfe/d)2 Prod. 2 STACK Note: As of 11/23/2021 As of 9/30/2021 Excludes open acreage Undeveloped Locations consists of PROB and POSS locations Provided by Enverus as of 11/15/2021 As determined by Wells in Progress & Permits Permits on File 6 Wells on Production (Gross / Net) 342 / 4.32 Wells in Progress (Gross / Net) 8 / 0.04 Undeveloped Locations4 246 Rigs Running on PHX Acreage5 1 Rigs Running Within 2.5 miles of PHX Acreage5 14 16 1 2 3 4 5 6 Portfolio Contribution Core NMA3 Prod.2 93% 7% 84% 16% 5% 6% 89% 5,814 10% 30% 60% 4.1 Oil NGL Gas Producing Leased But Not Producing Open

Southwestern Kingfisher County Area of Interest

- Selected key operators: Ovintiv and Devon
- Targeted zones include the Mississippian Meramec and the Woodford Shale
- Devon / Dow Chemical Partnership is evaluating additional activity in 2022 after initial wells outperformed expected well performance and D&C costs[6B]
- Ovintiv and Devon plan to run 2 Rigs throughout 2021[6A,6B]
- PHX Ownership[1,2]: 1,359 Net Mineral Acres/1,927 Net Royalty Acres
- Gross Wells In Progress[3]: 37
- Gross Active Permits[4]: 11
- Gross Active Rigs[6] : 3
- Gross 1st Prod[5]: 26
- Gross Spud or Completed[5]: 81

Ovintiv
0 Active Rigs, 16 WIPs, 7 Permits
Cube Development

Devon / Dow JV
2 Active Rigs, 17 WIPs, 2 Permits
Row Development


16N 11W
16N 10W
16N 9W
16N 8W
16N 7W
12W
15N 12W
15N 11W
15N 10W
15N 9W
15N 8W
15N 7W
14N 11W
14N 10W
14N 9W
14N 8W
14N 7W
STACK Position

Source: Company info and Enverus
1 As of 11/15/21
2 Includes open and unleased minerals (non-op working interest via well participation); the Net Royalty Acres (NRA) for open and unleased minerals are determined by evaluating the fair market value and/or the governing agreement between the mineral owner and Operator/State regulatory commission
3 Wells spud and drilled but not completed over last 24 months
4 Active natural gas and oil active horizontal permits filed in last twelve months with no spud date. Permits are valid for 18 months and extendable by an additional 6 months
5 Trailing 12 Months as of 11/15/2021
6 Data from Enverus as of 11/15/2021; 6A Ovintiv March 2021 IR Presentation; 6B Devon Q3 2021 IR Earnings Presentation

PHX MINERALS

17

Financial Highlights Production (MMcfe/d) Adjusted EBITDA ($mm)1 Discretionary Cash Flow ($mm)2 Total Debt ($mm) Source: Company filings 1 Adjusted to exclude unrealized losses (gains) on derivatives and cash receipts from off-market derivatives; See Slide 19 for a reconciliation of Adjusted EBITDA to Net Income, the most directly comparable GAAP financial measure 2 Calculated as Adjusted EBITDA minus interest expense; See Slide 19 for GAAP to non-GAAP reconciliation 3 Total debt as of 9/30/2021 3 18 Working Interest Royalty Interest 30 8 22 2017 34 9 25 2018 28 9 19 2019 23 9 14 2020 25 14 11 2021 $24 2017 $ 26 2018 $38 2019 $14 2020 $15 2021 DCF Gain on Sale $22 $22 2017 $24 $24 2018 $36 $19 $17 2019 $12 $4 $8 2020 $14 $0 $14 2021 $52 2017 $51 2018 $35 2019 $29 2020 $17.5 2021

Reconciliation of Non-GAAP Financial Measures Source: Company Filings ($ in millions) Year Ended Sept.30 2017 Year Ended Sept.30 2018 Year Ended Sept.30 2019 Year Ended Sept.30 2020 Year Ended Sept.30 2021 net income$3.5 $14.6 ($40.7) ($24.0) ($6.2) (+) unrealized gain on Derivatives (0.9) 3.9 (5.9) 3.2 4.3 (+) income Tax Expense 0.7 (12.7) (13.5) (8.3) (0.7) (+) interest Expense 1.3 1.7 2.0 1.3 1.0 (+) DD&A 18.4 18. 18.2 11.3 7.7 (+) impairment 0.7 0.0 76.8 29.9 0.1 (+) former CEO severance 0.0 0.0 0.7 0.0 0.0 (+) cash Reciepts from off market Derivatives 0.0 0.0 0.0 0.0 8.8 Adjusted EBITDA $23.6 $26.0 $37.6 $13.5 $14.9 (-) interest Expense 1.3 1.7 2.0 1.3 1.0 Discretionary cash Flow $22.3 $24.2 $35.6 $12.2 $13.9 ($ in millions) 3 Months Ended Sept.30 2020 Dec.31 2020 Mar.31 2021 June.30 2021 Sept.30 2021 Net income ($1.8) ($0.6) ($0.5) ($1.4) ($3.8) (+) unrealized gain on Derivatives 2.4 0.9 2.1 4.5 (3.1) (+) income Tax Expense (0.7) (0.1) (0.2) (0.8) 0.4 (+) interest Expense 0.3 0.3 0.3 0.2 0.23 (+) DD&A 2.5 2.3 1.8 2.1 1.6 (+) impairment 0.0 0.0 0.0 0.0 0.0 (+) cash Reciepts from Off-market Derivatives 0.0 0.0 0.0 0.0 8.8 Adjusted EBITDA $2.7 $2.8 $3.4 $4.7 $4.1 (-) interest Expense 0.3 0.3 0.3 0.2 0.2 Discretionary cash Flow $2.4 $2.5 $3.1 $4.5 $3.9 19

Hedge Position as of November 26, 2021 Natural Gas Hedges (Mcf) Crude Oil Hedges (bbl) Swap Price:1 Collar Floor:1 Collar Ceiling:1 Source: Company flings 1 Gas hedge prices are in $/Mcf and Oil hedge prices are in $/bbl 2 Fiscal years Mix of collars and swaps designed to provide upside exposure while protecting downside risk 2 2 2 2 2 2 Swap Price:1 Collar Ceiling:1 Collar Floor:1 $2.93 $5.10 $3.50 $3.22 $4.86 $3.20 $3.40 $4.70 $3.00 $44.25 $52.84 $67.55 3,242,000,2,280,000 420,000 360,000 60,000 2024 2023 1,980,000 3,162,000 80,000 2022 125,500 125,500 2022 43,500 43,500 2023 4,500 2024 Collar Swap Collar Swap 20

Why Invest in PHX? 1 2 3 4 5 Strategy of growth via accretive mineral acquisitions Growth underpinned by complete technical evaluation Attractive valuation relative to mineral focused peer group Sector dislocation provides opportunity to leverage public currency to scale Seasoned management and technical team

Appendix

Company Leadership

Management Team	Title	Years with Company	Experience
Chad Stephens	CEO and Board Director	5	• CEO for PHX since 2019 • SVP –Corporate Development of Range Resources for 20 years until retiring in 2018 • B.A. in Finance and Land Management from University of Texas
Ralph D'Amico	CFO	3	• CFO for PHX since 2020 • 20 years of investment banking experience • Bachelor's in Finance from University of Maryland; MBA from George Washington University
Chad True	V.P. of Accounting	1	• 13 years of accounting experience • Audit and accounting positions with Grant Thornton LP, Tiptop Oil & Gas and Wexford Capital LP • B.S. and Masters in Accounting from Oklahoma State University
Danielle Mezo	V.P. of Engineering	1	• >10 years reservoir engineer experience • Reservoir engineer, acquisitions, and corporate planning positions at SandRidge Energy • B.S. in Petroleum Engineering from University of Oklahoma and licensed Professional Engineer
Carl Vandervoort	Director of Geology	1	• >14 years experience, recently managed a buy-side consulting company for private equity groups and portfolio companies • Exploration Manager for Zenergy, Inc., an Apollo Management portfolio company • B.S. in Chemistry from University of Texas; M.S. in Geophysics at University of Oklahoma
Kenna Clapp	Director of Land	1	• 10 years of land experience • Various land positions with Chesapeake Energy in Haynesville, Eagleford, Mid-Continent and Barnett shales • B.S. in Accounting and Finance from Oklahoma State University; JD from Oklahoma City University

Board of Directors	Title	Years with Company	Experience
Mark T. Behrman	Lead Independent Director	5	• CEO of LSB Industries, Inc. since 2018 • Managing Director and Head of Investment Banking of the Industrial and Energy Practices of Sterne Agee from 2007 to 2014 • MBA in Finance from Hofstra University and B.S. in Accounting, Minor in Finance from Binghamton University
Glen A. Brown	Director	1	• SVP – Exploration for Continental Resources from 2015 through 2017 • Exploration manager for EOG Resources Midcontinent from 1991 through 2003 • Bachelor's in Geology from State University of New York; Master's in Geology from New Mexico State University in Las Cruces
Lee M. Canaan	Director	7	• Founder and portfolio manager of Braeburn Capital Partners, LLC • Board member for EQT Corporation and Aethon Energy, LLC • Bachelor's in Geological Sciences from USC, Master's in Geophysics from UT-Austin, and MBA in Finance from Wharton
Peter B. Delaney	Director	4	• Principal with Tequesta Capital Partners since 2016 • Chairman and CEO of OGE Energy Corporation from 2007 through 2015
Christopher T. Fraser	Director	3	• Operating Partner of Advent International Corp. since 2011 • Chairman of the Board for KMG Chemicals from 2012 through 2018 • B.S. in Chemistry and Business Administration from University of Connecticut; MBA from Pepperdine
John H. Pinkerton	Director	1	• CEO of Range Resources Corporation from 1992 through 2012 • Executive Chairman and Chairman of Board of Directors for Encino Energy since 2017 • B.A. in Business Administration from Texas Christian University; Master's from the University of Texas at Arlington

PHX MINERALS

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11,576 3.5 Portfolio Contribution Arkoma Stack Position Top Operators6 Core NMA3 Key Statistics1 Net Mineral Acres1 Net Production (MMcfe/d)2 Prod.2 Note: As of 11/23/2021 As of 9/30/2021 Excludes open acreage Undeveloped Locations consists of PROB and POSS locations Provided by Enverus as of 11/15/2021 As determined by Wells in Progress & Permits Permits on File 4 Wells on Production (Gross / Net) 267 / 6.23 Wells in Progress (Gross / Net) 3 / 0.03 Undeveloped Locations4 181 Rigs Running on PHX Acreage5 1 Rigs Running Within 2.5 miles of PHX Acreage5 2 24 90% 10% 81% 19% 1 2 4 3 4 5 6

3,106 1.2 Portfolio Contribution Bakken/Three Forks Position Top Operators6 Core NMA3 Key Statistics1 Net Mineral Acres1 Net Production (MMcfe/d)2 Prod.2 Note: As of 11/23/2021 As of 9/30/2021 Excludes open acreage Undeveloped Locations consists of PROB and POSS locations Provided by Enverus as of 11/15/2021 As determined by Wells in Progress & Permits Permits on File 5 Wells on Production (Gross / Net) 560 / 2.07 Wells in Progress (Gross / Net) 2 / 0.00 Undeveloped Locations4 225 Rigs Running on PHX Acreage5 0 Rigs Running Within 2.5 miles of PHX Acreage5 9 25 1 2 3 4 5 6 98% 4% 95% 5%

9,871 5.0 Portfolio Contribution Fayetteville Position Top Operators6 Core NMA3 Key Statistics1 Net Mineral Acres1 Net Production (MMcfe/d)2 Prod.2 Note: As of 11/23/2021 As of 9/30/2021 Excludes open acreage Undeveloped Locations consists of PROB and POSS locations Provided by Enverus as of 11/15/2021 As determined by wells on Production Permits on File 0 Wells on Production (Gross / Net) 1,071 / 14.09 Wells in Progress (Gross / Net) 0 / 0.00 Undeveloped Locations4 0 Rigs Running on PHX Acreage5 0 Rigs Running Within 2.5 miles of PHX Acreage5 0 Portfolio Contribution Core NMA3 91% 9% Prod.2 79% 21% 28% 9,871 72% Producing Leased But Not Producing Open Oil NGL Gas 5.0 100% 1 2 3 4 5 6 26

35,931 0.2 Portfolio Contribution Permian Position Top Operators6 Core NMA3 Key Statistics1 Net Mineral Acres1 Net Production (MMcfe/d)2 Prod.2 Note: As of 11/23/2021 As of 9/30/2021 Excludes open acreage Undeveloped Locations consists of PROB and POSS locations Provided by Enverus as of 11/15/2021 As determined by Wells in Progress & Permits Delray Oil, Inc. Permits on File 0 Wells on Production (Gross / Net) 123 / 1.00 Wells in Progress (Gross / Net) 3 / 0.14 Undeveloped Locations4 0 Rigs Running on PHX Acreage5 0 Rigs Running Within 2.5 miles of PHX Acreage5 3 27 Portfolio Contribution Core NMA3 Prod.2 0% 100% 0% 75% 8% 17% 35,931 6% 15% 79% 0.2 Oil NGL Gas Producing Leased But Not Producing